June 25, 2018

Supplement

SUPPLEMENT DATED JUNE 25, 2018 TO THE PROSPECTUSES OF
Morgan Stanley European Equity Fund Inc., dated February 28, 2018
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2018
Morgan Stanley Mortgage Securities Trust, dated February 28, 2018
Morgan Stanley Multi Cap Growth Trust, dated March 30, 2018, as supplemented on April 30, 2018
Morgan Stanley U.S. Government Securities Trust, dated April 30, 2018

The following is hereby added immediately prior to the second paragraph of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Merrill Lynch

The following is hereby added to the end of the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts":

Morgan Stanley Wealth Management

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI, except that such shareholders will continue to be eligible for front-end sales charge breakpoint discounts as described in the Prospectus. In addition, Class B shareholders continue to be eligible for the automatic load-waived Class A conversion feature as described in the Prospectus.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•  Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

•  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•  Shares purchased through a Morgan Stanley self-directed brokerage account

•  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MSWMAPXPSPT 6/18